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                                                                    July 1, 2002
 FUND PROFILE
T. ROWE PRICE
International
Funds--Equity
Portfolios

 A choice of global, international, and regional stock funds for investors seeking long-term capital growth by diversifying beyond U.S. borders.
This profile summarizes key information about the funds that is included in the funds' prospectus. The funds' prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in each fund that you may want to consider before you invest. You may obtain the prospectus and other information about the funds at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com. TROWEPRICELOGO
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FUND PROFILE
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 What are each fund's objectives and principal investment strategies?


 All funds (excluding International Growth & Income Fund):

   The funds use a growth investing approach in their individual investment strategies.

     Growth Investing
     T. Rowe Price International, Inc. ("T. Rowe Price International") employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence our allocations among large-, mid-, or small-cap shares.

     While we invest with an awareness of the global economic backdrop and our outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

     In selecting stocks, we generally favor companies with one or more of the following characteristics:

     .  leading market position;

     .  attractive business niche;

     .  strong franchise or monopoly;

     .  technological leadership or proprietary advantages;

     .  seasoned management;

     . earnings growth and cash flow sufficient to support growing dividends;
       and

     .  healthy balance sheet with relatively low debt.


 Worldwide funds:

   Emerging Markets Stock Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

   Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) in emerging markets in Latin America, Asia, Europe, Africa, and the Middle East. Stock selection reflects a growth style. An emerging market includes any country defined as emerging or developing by the International Bank for Reconstruction and Development (World Bank), the International Finance Corporation, or the United Nations.
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FUND PROFILE
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   Countries in which the fund may invest are listed below and others will be added as opportunities develop:

  .Asia: China, Hong Kong, India, Indonesia, South Korea, Malaysia, Pakistan,
   Philippines, Singapore, Sri Lanka, Taiwan, Thailand, and Vietnam.
  . Latin America: Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama,
   Peru, and Venezuela.
  . Europe: Croatia, Czech Republic, Estonia, Greece, Hungary, Latvia,
   Lithuania, Poland, Romania, Russia, Slovakia, Slovenia, and Turkey.
  . Africa and the Middle East: Botswana, Egypt, Israel, Jordan, Mauritius,
   Morocco, Nigeria, South Africa, Tunisia, and Zimbabwe.

   Global Stock Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

   Strategy: We will diversify broadly by investing in a variety of industries in developed and, to a lesser extent, emerging markets. Normally, the fund will invest in at least five countries, one of which will be the U.S. Stock selection reflects a growth style. While we can purchase stocks without regard to a company's market capitalization (shares outstanding multiplied by share price), investments will generally be in large and, to a lesser extent, medium-sized companies. The percentage of assets invested in U.S. and foreign stocks (stocks will normally be at least 80% of net assets) will vary over time according to the manager's outlook.

   International Discovery Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small to medium-sized companies outside the U.S.

   Strategy: We expect to invest substantially all of the fund's assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. The fund will emphasize small to medium-sized companies. Depending on conditions, the fund's portfolio should be composed of at least 10 countries and 100 different companies. Normally, at least 80% of the fund's net assets will be invested in stocks.

   International Growth & Income Fund
   Objective: The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying non-U.S. companies.
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FUND PROFILE
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   Strategy: We expect to invest substantially all of the fund's assets outside the U.S. and to diversify broadly, primarily among the world's developed countries. The fund will invest primarily (at least 65% of total assets) in the stocks of dividend-paying, large, well-established companies that have favorable prospects for capital appreciation, as determined by T. Rowe Price International. Investments in emerging markets will be modest and limited to more mature developing countries.

   In selecting common stocks, we combine proprietary quantitative analysis with bottom-up research and a global, regional, and country outlook. Our investing style reflects both a growth and a value orientation, although in general we place less emphasis on above-average earnings growth and more on "value" characteristics such as above-average dividend yields or below-average price/earnings or price/book value ratios. Valuation factors often influence our allocations among large-, mid-, or small-cap shares. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

   International Stock Fund

   Objective: : The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.


   Strategy: : We expect to invest substantially all of the fund's assets in stocks outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. We may purchase the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies. Normally, at least 80% of the fund's net assets will be invested in stocks.


 Regional or country funds:

   Emerging Europe & Mediterranean Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of companies in the emerging market countries of Europe and the Mediterranean region.

   Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) in the emerging markets of Europe, including Eastern Europe and the former Soviet Union, and the Mediterranean region, including the Middle East and North Africa. Normally, seven to 12 countries will be represented in the portfolio. The fund may invest in common stocks in the countries listed below, as well as others as their markets develop:

  . Primary Emphasis: Croatia, Czech Republic, Egypt, Estonia, Greece, Hungary,
   Israel, Poland, Russia, and Turkey.
  . Others: Bulgaria, Jordan, Latvia, Lebanon, Lithuania, Morocco, Romania,
   Slovakia, Slovenia, and Tunisia.
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FUND PROFILE
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   We may purchase the stocks of companies of any size, but our focus will typically be on the larger and, to a lesser extent, medium-sized companies, in the region. The fund seeks to take advantage of opportunities arising from such trends as privatization, the reduction of trade barriers, and progress toward Economic and Monetary Union in Europe. The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company's voting securities than is permissible for a "diversified" fund. Depending on conditions, the fund's portfolio should be composed of at least 30 to 50 different companies. Stock selection reflects a growth style.

   European Stock Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of European companies. Current income is a secondary objective.

   Strategy: Normally, at least five countries will be represented in the portfolio. The fund expects to make substantially all of its investments (normally at least 80% of net assets) in stocks of companies located in the countries listed below, as well as others as their markets develop:

  . Primary Emphasis: Austria, Denmark, Finland, France, Germany, Ireland,
   Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and United Kingdom.
  . Others: Belgium, Czech Republic, Greece, Hungary, Israel, Poland, Russia, and Turkey.

   Stock selection reflects a growth style. We also seek to take advantage of opportunities arising from such trends as privatization, the reduction of trade barriers, progress toward economic and monetary union, and the potential growth of the emerging economies of Eastern Europe.

   Japan Fund
   Objective: The fund seeks long-term growth of capital through investments in common stocks of companies located (or with primary operations) in Japan.

   Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) across a wide range of Japanese industries and companies. Stock selection reflects a growth style.

   Latin America Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America.

   Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) in Latin American companies. At least four countries
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FUND PROFILE
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   should be represented at any time. Investments may be made in the countries below, as well as others as their markets develop:

  . Primary Emphasis: Argentina, Brazil, Chile, Mexico, Peru, and Venezuela. . Others: Belize, Colombia, Ecuador, and Guatemala.

   Stock selection reflects a growth style. We may make substantial investments (at times more than 25% of total assets) in the telephone companies of various Latin American countries. These utilities play a critical role in a country's economic development. The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company's voting securities than is permissible for a "diversified" fund. In some markets, such as Brazil, the fund may purchase preferred stock because of its liquidity advantage over common stock.

   New Asia Fund
   Objective: The fund seeks long-term growth of capital through investments in companies located (or with primary operations) in Asia (excluding Japan).

   Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) in the countries listed below, as well as others as their markets develop:

  . Primary Emphasis:  China, Hong Kong, India, Indonesia, Malaysia,
   Philippines, Singapore, South Korea, Taiwan, and Thailand.
  . Others: Pakistan and Vietnam.

   Stock selection reflects a growth style. The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company's voting securities than is permissible for a "diversified" fund.

 Table 1  International Funds Comparison Guide
                                                                        Expected risk
                                 Geographic               Company        relative to
  Fund                              focus                 emphasis       one another
                                                                                       -----

  Emerging Europe &            Europe and the            All sizes
  Mediterranean             Mediterranean region
                         --------------------------------------------------------------
  Emerging Markets                Worldwide              All sizes
  Stock                       (excluding U.S.)
                         --------------------------------------------------------------
  European Stock                   Europe                All sizes
                           (including Eastern Europe)
                         --------------------------------------------------------------
  Global Stock                    Worldwide                Large,
                              (including U.S.)        well established
                         --------------------------------------------------------------
  International                   Worldwide               Small to
  Discovery                   (excluding U.S.)          medium-sized
                         --------------------------------------------------------------
  International Growth            Worldwide                Large,         Moderate
  & Income                    (excluding U.S.)        well established
 -------------------------------------------------------------------------------------------
  International Stock             Worldwide                Large,
                              (excluding U.S.)        well established
                         --------------------------------------------------------------
  Japan                             Japan                All sizes
                         --------------------------------------------------------------
  Latin America                 Latin America            All sizes
                         --------------------------------------------------------------
  New Asia               Far East and Pacific Basin      All sizes
                                (excluding Japan)
 -------------------------------------------------------------------------------------------


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FUND PROFILE
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   In addition to their investments in common stocks (which will normally comprise 80% of fund net assets), the funds may also purchase other securities, including futures and options, in keeping with each fund's objectives.

   Each fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

   Further information about each fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.


 What are the main risks of investing in the funds?

   As with all stock funds, each fund's share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

   The risk profile of the funds varies with the investment style they pursue, their geographic focus, and whether they invest in developed markets, emerging markets, or both. Even investments in countries with highly developed economies are subject to significant risks.

   Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Some particular risks affecting these funds include the following:

  .Currency risk This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund's holdings can be significant, unpredictable, and long-lasting depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S.
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FUND PROFILE
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   dollar, and whether currency positions are hedged. Under normal conditions, the funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile and it is not possible to effectively hedge the currency risks of many developing countries.

  .Geographic risk (Japan and regional funds) Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. Thus, for example, investors in the Japan Fund are fully exposed to that country's economic cycles, stock market valuations, and currency exchange rates, which could increase its risks compared with a more diversified fund. In addition, investors in Japan should be aware of specific problems, including tax laws that discourage consumer spending and dampen growth, deflation, a banking system burdened with bad loans, and the government's unsatisfactory progress on effecting credible solutions to these problems. The economies and financial markets of certain regions - such as Latin America, Asia, and Europe and the Mediterranean region-can be interdependent and may all decline at the same time.

  . Emerging market risk (Emerging Europe & Mediterranean, Emerging Markets
   Stock, Latin America, New Asia; other funds to a lesser degree, except Japan)
    Investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less well developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have legacies and periodic episodes of hyperinflation and currency devaluations, particularly Russia and many Latin American nations, and more recently many Asian countries. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant external risks currently affect some emerging countries.

   The volatility of emerging markets may be heightened by the actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock
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FUND PROFILE
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   prices and, therefore, fund share prices. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause a fund's share price to decline.

  .Other risks of foreign investing Risks can result from the varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

  .Small and medium-sized company risk (International Discovery; others to a lesser degree) To the extent each fund invests in small- and mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings.

  .Nondiversified status (Emerging Europe & Mediterranean, Latin America, and
   New Asia) There is additional risk with each fund because it is nondiversified and thus can invest more of its assets in a smaller number of companies. Thus, for example, poor performance by a single large holding of a fund would adversely affect fund performance more than if the fund held a larger number of companies.

  .Futures/options risk To the extent each fund uses futures and options, it is exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  .Each fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. Your decision should take into account whether you have any other foreign stock investments. If not, you may wish to invest in a widely diversified fund to gain the broadest exposure to global opportunities. A diversified emerging markets fund may be an appropriate part of your portfolio if you are supplementing existing holdings primarily in developed foreign markets. If you seek to supplement a diversified portfolio with a concentrated investment, a regional or single-country fund may be appropriate.

   Each fund can be used in both regular and tax-deferred accounts, such as IRAs.
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FUND PROFILE
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  .The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.


 How has each fund performed in the past?

   The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

   In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

                                           Calendar Year Total Returns
       Fund          "92"    "93"   "94"    "95"    "96"    "97"    "98"    "99"     "00"  "01"
 ------------------------------------------------------------------------------------------------
  Emerging Europe &
  Mediterranean  --    --   --   --   --   --   --   --   --  -7.67
  Emerging
  Markets Stock       --     --      --      --   11.82    1.23  -28.75   87.44  -26.35  -5.69
  European Stock    -5.56  27.24    4.06   21.86   25.87   17.01   25.82   19.70  -6.66   -20.65
  Global Stock           --     --      --      --   20.01   13.23   22.50   28.76  -7.99  -15.39
  International
  Discovery         -9.08  49.85   -7.63   -4.36   13.87   -5.67    6.12  155.03  -15.60  -24.64
  International
  Growth & Income     --     --      --      --      --      --      --   19.62  -4.31   -17.57
  International
  Stock            -3.47  40.11   -0.76   11.39   15.99    2.70   16.14   34.60  -17.09   -22.02
  Japan              -13.40  20.61   15.09   -3.12  -10.99  -22.08    9.16  112.71  -37.22   -32.25
  Latin America     --     --  -15.92  -18.70   23.35   31.88  -35.43   59.38  -11.20   -0.23
  New Asia          11.24  78.76  -19.15    3.75   13.51  -37.13  -11.11   99.88  -30.79   -10.00
 ------------------------------------------------------------------------------------------------

 Emerging Europe &  Mediterranean Fund    Quarter ended    Total return
 Best quarter                               12/31/01         36.33%
 Worst quarter                               9/30/01        -22.66%

 Emerging Markets Stock Fund              Quarter ended    Total return
  Best quarter                              12/31/99         44.10%
  Worst quarter                              9/30/98        -25.20%

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
 European Stock Fund                                   Quarter ended    Total return
  Best quarter                                                          12/31/99            20.48%
 Worst quarter                                                        3/31/01           -17.05%

 Global Stock Fund                                           Quarter ended    Total return
  Best quarter                                                          12/31/98              21.36%
  Worst quarter                                                        9/30/01             -14.54%

 International Discovery Fund                      Quarter ended    Total return
  Best quarter                                                         12/31/99          57.19%
  Worst quarter                                                     9/30/01            -19.26%

 International Growth & Income Fund         Quarter ended    Total return
  Best quarter                                                         12/31/99              11.81%
  Worst quarter                                                       9/30/01               -12.83%


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
  International Stock Fund                               Quarter ended    Total return
  Best quarter                                                         12/31/99               24.70%
  Worst quarter                                                      3/31/01              -15.50%

 Japan Fund                                                     Quarter ended    Total return
  Best quarter                                                         12/31/98             25.17%
  Worst quarter                                                      12/31/00           -22.58%

 Latin America Fund                                       Quarter ended    Total return
  Best quarter                                                         12/31/99             41.32%
  Worst quarter                                                       9/30/98             -29.13%

 New Asia Fund                                              Quarter ended    Total return
  Best quarter                                                        12/31/99              42.04%
  Worst quarter                                                     12/31/97             -27.05%


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
 Table 2  Average Annual Total Returns
                                        Periods ended 06/30/02
                                           Shorter of 10 years
                         1 year   5 years  or since inception    Inception date
 ------------------------
  Emerging Europe & Mediterranean Fund

  Returns before taxes     3.47%      --         -18.27%            8/31/00

  Returns after taxes
  on distributions         3.53       --         -18.40

  Returns after taxes
  on distributions and
  sale of fund shares      2.19       --         -14.40

  MSCI Emerging Markets

  Europe and Middle
  East Index              -8.32       --         -22.14


  Emerging Markets Stock Fund

  Returns before taxes    -0.62%   -3.77%          2.08%            3/31/95

  Returns after taxes
  on distributions        -0.48    -3.67           2.03

  Returns after taxes
  on distributions and
  sale of fund shares     -0.20    -2.80           1.77

  MSCI Emerging Markets
  Free Index               1.31    -8.40          -1.88

  Lipper Emerging
  Markets Funds Average    1.31    -7.35          -0.40


  European Stock Fund

  Returns before taxes    -8.05%    2.20%          8.35%            2/28/90

  Returns after taxes
  on distributions        -8.73     0.52           7.21

  Returns after taxes
  on distributions and
  sale of fund shares     -4.81     1.71           6.94

  MSCI Europe Index       -7.41     2.80           8.89

  Lipper European Funds
  Average                 -8.03     2.55           7.64


  Global Stock Fund

  Returns before taxes   -15.08%    1.80%          6.44%            12/29/95

  Returns after taxes
  on distributions       -15.33     0.84           5.58

  Returns after taxes
  on distributions and
  sale of fund shares     -9.20     1.25           5.11

  MSCI World Index       -14.89     0.88           5.04

  Lipper Global Funds
  Average                -14.37     1.48          5.59/a/


  International Discovery Fund

  Returns before taxes   -17.42%    7.35%          7.52%            12/30/88

  Returns after taxes
  on distributions       -17.31     5.20           6.19

  Returns after taxes
  on distributions and
  sale of fund shares    -10.58     5.43           5.92

  MSCI EAFE Small-Cap
  Index                   -3.59    -5.13           1.32

  Salomon Non-U.S.


  Extended Market Index   -0.89    -0.49           4.06

  Lipper International
  Small-Cap Funds         -5.10     3.79           7.68
  Average


  International Growth & Income Fund

  Returns before taxes    -3.32%      --          -0.18%            12/21/98

  Returns after taxes
  on distributions        -3.58       --          -1.37

  Returns after taxes
  on distributions and
  sale of fund shares     -1.88       --          -0.60

  MSCI EAFE Index         -9.22       --         -4.51/b/

  Lipper International
  Funds Average          -10.07       --         -2.37/b/


  International Stock Fund

  Returns before taxes   -10.28%   -2.24%          5.38%             5/9/80

  Returns after taxes
  on distributions       -11.21    -3.45           4.19

  Returns after taxes
  on distributions and
  sale of fund shares     -6.20    -1.79           4.24

  MSCI EAFE Index         -9.22    -1.26           5.71

  Lipper International
  Funds Average          -10.17    -0.71           5.68


  Japan Fund

  Returns before taxes   -20.53%   -6.16%         -0.85%            12/30/91

  Returns after taxes
  on distributions       -20.48    -6.84          -1.66

  Returns after taxes
  on distributions and
  sale of fund shares    -12.56    -4.88          -0.79

  TSE First Section
  Index                  -21.22    -7.99          -1.86

  TSE Second Section
  Index                  -11.01    -1.12           0.30

  MSCI Japan Index       -16.62    -8.06           0.25

  Lipper Japanese Funds
  Average                -19.22    -5.93          -1.49


  Latin America Fund

  Returns before taxes   -17.82%   -5.05%         -0.98%            12/29/93

  Returns after taxes
  on distributions       -18.86    -5.48          -1.33

  Returns after taxes
  on distributions and
  sale of fund shares    -10.72    -4.07          -0.88

  MSCI EMF Latin
  America Index          -20.04    -7.35         0.35/c/

  Lipper Latin America   -18.12    -6.58         -2.89/c/
  Funds Average


  New Asia Fund

  Returns before taxes     5.78%   -5.85%          1.98%            9/28/90

  Returns after taxes
  on distributions         6.03    -5.86           1.40

  Returns after taxes
  on distributions and
  sale of fund shares      3.80    -4.45           1.50

  MSCI All Country Far
  East Free

  Ex-Japan Index           9.52   -11.14           1.11

  Lipper Pacific
  Ex-Japan Funds           9.28    -8.03           1.16
  Average


FUND PROFILE
---------------------------------------------------------

FUND PROFILE
---------------------------------------------------------
 Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. The Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

 /a/ Since 12/31/95.                              /b/ Since 12/31/98.
                               /c/ Since 12/31/93.


 What fees or expenses will I pay?

   The funds are 100% no load. The Emerging Europe & Mediterranean, Emerging Markets Stock, International Discovery, and Latin America Funds impose a 2% redemption fee, payable to the funds, on shares purchased and held less than one year. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 3  Fees and Expenses of the Funds*
                             Shareholder
                            fees (fees
                           paid directly
                             from your                   Annual fund operating expenses
                            investment)           (expenses that are deducted from fund assets)

                                                                 Total annual    Fee waiver/
           Fund             Redemption    Management   Other    fund operating     expense       Net
                              fees/a/        fee      expenses     expenses     reimbursement  expenses  -----
 --------------------------

  Emerging Europe &             2%          1.07%      1.51%        2.58%          0.83%/b/     1.75%/b/
  Mediterranean
                           ------------------------------------------------------------------------------
  Emerging Markets Stock        2%          1.07       0.51         1.58             --         1.58
                           ------------------------------------------------------------------------------
  European Stock                --          0.82       0.27         1.09             --         1.09
                           ------------------------------------------------------------------------------
  Global Stock /c/              --          0.67       0.68         1.35           0.15/b/      1.20/b/
                           ------------------------------------------------------------------------------
  International Discovery       2%          1.07       0.31         1.38             --         1.38
                           ------------------------------------------------------------------------------
  International                 --          0.67       2.35         3.02           1.77/b/      1.25/b/
  Growth & Income/c/
 -------------------------------------------------------------------------------------------------------------
  International Stock           --          0.67       0.23         0.90             --         0.90
                           ------------------------------------------------------------------------------
  Japan                         --          0.82       0.43         1.25             --         1.25
                           ------------------------------------------------------------------------------
  Latin America                 2%          1.07       0.42         1.49             --         1.49
                           ------------------------------------------------------------------------------
  New Asia                      --          0.82       0.40         1.22             --         1.22
 -------------------------------------------------------------------------------------------------------------

FUND PROFILE
---------------------------------------------------------
 *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

 /a/       On shares purchased and held for less than one year.

 /b/
   T. Rowe Price International is contractually obligated to waive any fees and bear any expenses to the extent such fees or expenses would cause the funds' ratios of expenses to average net assets to exceed the indicated percentage limitations. Fees waived or expenses paid or assumed are subject to reimbursement to T. Rowe Price International by each fund through the indicated reimbursement date, but no reimbursement will be made if it would result in a fund's expense ratio exceeding its specified limit. A summary of the funds' expense limitations and the periods for which they are effective is set forth below:

                                                  Expense Ratio
             Fund          Limitation Period        Limitation        Reimbursement Date

       Emerging Europe &    9/1/00-10/31/02            1.75%               10/31/04
       Mediterranean
                           ---------------------------------------------------------------
       Global Stock         11/1/01-10/31/03           1.20%               10/31/05
                           ---------------------------------------------------------------
       International
       Growth & Income      11/1/00-10/31/02           1.25%               10/31/04


 /c/
   The fund operated under a previous expense limitation for which T. Rowe Price International may be reimbursed.


   Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitations currently in place are not renewed (if applica ble), you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

  Fund                             1 year  3 years  5 years  10 years
 ---------------------------------------------------------------------------
  Emerging Europe & Mediterranean   $178    $724    $1,296    $2,853
                                   ------------------------------------
  Emerging Markets Stock             161     499       860     1,878
                                   ------------------------------------
  European Stock                     111     347       601     1,329
                                   ------------------------------------
  Global Stock                       122     397       710     1,597
                                   ------------------------------------
  International Discovery            141     437       755     1,657
                                   ------------------------------------
  International Growth & Income      127     766     1,431     3,211
 ---------------------------------------------------------------------------
  International Stock                 92     287       498     1,108
                                   ------------------------------------
  Japan                              127     397       686     1,511
                                   ------------------------------------
  Latin America                      152     471       813     1,779
                                   ------------------------------------
  New Asia                           124     387       670     1,477
 ---------------------------------------------------------------------------

FUND PROFILE
---------------------------------------------------------
 Who manages each fund?

   T. Rowe Price International is responsible for the selection and management of each fund's portfolio investments. The company, a wholly owned subsidiary of T. Rowe Price Associates, is the successor to Rowe Price-Fleming International. The U.S. office of T. Rowe Price International is located at 100 East Pratt Street, Baltimore, Maryland 21202. Offices are also located in London, Tokyo, Singapore, Hong Kong, Buenos Aires, and Paris.

   Each fund has an Investment Advisory Group that has day to day responsibility for managing the portfolio and developing and executing each fund's investment program. The members of each advisory group are listed below.

   Emerging Europe & Mediterranean Fund Christopher D. Alderson, John R. Ford, and Dale West.

   Emerging Markets Stock Fund Christopher D. Alderson, Frances Dydasco, Mark J.T. Edwards, John R. Ford, and Benedict R.F. Thomas.

   European Stock Fund John R. Ford, Robert A. Revel-Chion, and James B.M.
   Seddon.

   Global Stock Fund Mark C.J. Bickford-Smith, Frances Dydasco, John R. Ford, James B.M. Seddon, Robert W. Smith, and David J.L. Warren.

   International Discovery Fund Frances Dydasco, Mark J.T. Edwards, John R. Ford, Ian J. Macdonald, and Justin Thomson.

   International Growth & Income Fund John R. Ford, Raymond A. Mills, Ph.D., James B.M. Seddon, Robert W. Smith, and Richard T. Whitney.

   International Stock Fund Mark C.J. Bickford-Smith, Frances Dydasco, John R. Ford, James B.M. Seddon, and David J.L. Warren.

   Japan Fund John R. Ford, Ian J. Macdonald, and David J.L. Warren.

   Latin America Fund John R. Ford, Gonzalo P angaro, and Benedict R.F. Thomas.

   New Asia Fund Frances Dydasco, Mark J.T. Edwards, and John R. Ford.

   Christopher Alderson joined T. Rowe Price International in 1988 and has 16 years of experience in research and portfolio management. Mark Bickford-Smith joined T. Rowe Price International in 1995 and has 17 years of experience in research

FUND PROFILE
---------------------------------------------------------
   and financial analysis. Frances Dydasco joined T. Rowe Price International in 1996 and has 13 years of experience in research and financial analysis. Mark Edwards joined T. Rowe Price International in 1987 and has 17 years of experience in financial analysis. John Ford joined T. Rowe Price International in 1982 and has 22 years of experience in research and portfolio management. Ian Macdonald joined T. Rowe Price International in 1998 and has 13 years of experience in equity research and portfolio management. Raymond Mills joined T. Rowe Price International in 2000, has been with T. Rowe Price since 1997, and has been managing investments since 1998. From 1994 until joining T. Rowe Price as an investment analyst, Mr. Mills was a principal systems engineer with The Analytic Sciences Corporation. Gonzalo Pangaro joined T. Rowe Price International in 1998 and has 11 years of experience in financial analysis and portfolio management. Robert Revel-Chion joined T. Rowe Price International in 1998 and has 13 years of experience in investment management. James Seddon joined T. Rowe Price International in 1987 and has 15 years of experience in portfolio management. Robert Smith joined T. Rowe Price International in 1996, has been with T. Rowe Price since 1992, and has 14 years of experience in financial analysis. Benedict Thomas joined T. Rowe Price International in 1988 and has 13 years of portfolio management experience. Justin Thomson joined T. Rowe Price International in 1998 and has 11 years of experience in portfolio management. David Warren joined T. Rowe Price International in 1983 and has 22 years of experience in equity research, fixed-income research, and portfolio management. Dale West joined T. Rowe Price International in 1998 as a research analyst. He received his M.B.A. from Stanford University in 1998 and from 1992 through 1996 was in the U.S. Foreign Service. Richard Whitney joined T. Rowe Price International in 1998, has been with T. Rowe Price since 1985, and has 18 years of experience in equity research and portfolio management.

 To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan's toll-free number for additional information. Also note that this profile may include funds not available through your plan.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

                                                                              18

FUND PROFILE
---------------------------------------------------------
 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


 When will I receive income and capital gain distributions?

   Each fund distributes income annually and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses; . automated information and transaction services by telephone or computer; . electronic transfers between fund and bank accounts; . automatic investing and automatic exchange; . brokerage services; and . asset manager accounts.


 Important Information About the International Discovery Fund

  .The fund was closed to new investors on March 13, 2000, except for defined contribution retirement plan accounts (including SEP-IRAs). The fund will not accept new IRA accounts but will permit direct rollovers from qualified retirement plans into new IRA accounts in the fund.

  .Shareholders who held shares prior to the closing are not affected.
   Purchases of additional shares are permitted for all existing accounts.

  .The closing does not restrict shareholders from selling shares in their fund accounts.

  .When deemed to be in the fund's best interests, the fund reserves the right in appropriate cases to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

FUND PROFILE
---------------------------------------------------------

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
LOGO
                                                                     RPS C01-035
 T. Rowe Price Investment Services, Inc., Distributor.